UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20459

__________

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report: July 21, 2005

(Date of earliest event reported)

Opta Corporation

 (Exact name of Registrant as specified in its charter)

Delaware	000-24999	52-1947160
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1350 Bayshore Highway, Suite 740, Burlingame, CA

94010

(Address of principal executive offices)

(Zip Code)

Registrant's telephone number, including area code: (650) 579-3610

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

On July 18, 2005, the Board of Directors of Opta Corporation’s non-operating subsidiary, Correlant Communications, Inc. (“Correlant”), approved the dissolution of Correlant, pending approval by the Correlant stockholders.  Opta Corporation currently holds 10,000 shares of Series D Preferred Stock of Correlant and approximately 13.9 million shares of common stock of Correlant.  Upon the effectiveness of the dissolution of Correlant, Opta Corporation anticipates that it will receive approximately $11 million in liquidation distributions after payment of liquidation-related fees and expenses.  On July 21, 2005, Correlant’s Board of Directors mailed to each of its stockholders a Notice of Special Meeting and proxy to solicit votes for the approval of the dissolution.

At the same meeting, Correlant’s Board of Directors also approved a short-term loan to Opta Corporation in the amount of $5,000,000, which loan will be secured by the shares of Series D Preferred Stock of Correlant held by Opta Corporation.

Item 9.01  Financial Statements and Exhibits.

Letter to Correlant stockholders, Notice of Special Meeting and proxy as mailed July 21, 2005.

Forward Looking Statements.  The statements in this Form 8-K Current Report concerning current management’s expectations are “forward looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, that involve risks and uncertainties.  Any statements contained herein (including, without limitation, statements to the effect that the Company or management “estimates,” “expects,” “intends,” “continues,” “may,” or “will” or statements concerning “potential” or variations thereof or comparable terminology or the negative thereof), that are not statements of historical fact should be construed as forward looking statements.  These forward-looking statements are based on our management’s current views and assumptions.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Opta Corporation

Date:

July 21, 2005

By:  /s/ Vincent Yan

Vincent Yan
President and CEO

Exhibits:

Correlant Communications, Inc.

1350 Old Bayshore Highway, Suite 740, Burlingame, CA 94010

Tel. (650) 579-3610 * Fax (650) 579-3606

Dear Shareholder:

During the Annual Shareholders Meeting held on June 22, 2005, some owners of common stock expressed concern that Correlant Communications, Inc. (the “Company”) had not been able to find a business venture, business model or investment to pursue that was consistent with the Company’s stated purpose.  These shareholders, through their representative, expressed a desire for the Company to either explore another business opportunity or consider dissolution.  The Company, indeed, has been exploring other opportunities in the consumer electronics industry but, as yet, has not found a suitable venture or investment that was, at the same time, conservative insofar as the risk factors were concerned.

At a special meeting of the Board of Directors on July 18, 2005, in which seven of the nine elected board members participated, the Board took into consideration these shareholder suggestions.  The Board heard from the Company’s president, Sean Wang, who provided information on the Company’s efforts to enter into another business venture or investment with none that management believed was conservative from a risk perspective.  The Board then considered whether it would be appropriate for the Company to dissolve and distribute its approximately $18 million in liquid assets.      After due consideration, the Board determined that it be deemed advisable in the Board’s judgment that the Company should be dissolved and passed a resolution to that effect.  The Board, therefore, has called a Special Meeting of Shareholders for the purpose of taking action on the Board’s resolution to dissolve.

Most shareholders are interested, of course, as to how the liquidation will proceed and what disbursements will be made.  The Board’s proposal to liquidate must be approved by a majority vote of the preferred shareholders voting as a single class, as well as a majority vote of all the shareholders, both common and preferred.  If the proposal is approved, the Company will cause a notice of dissolution to be filed with the State of Delaware.  That, however, is just the beginning of the process.  The Company must begin the process known as a wind down.  Fortunately, that should not take very long. Since the Company has sufficient capital to pay its debts, that task must be undertaken.  Fortunately, there are only two significant debts. The Company has a lease on a large printer that cannot be broken and must be paid off, either now or over time.  The payoff sum is $28,440.  In addition, the Company is paying $473 per month for a storage facility in which old (i.e. 486 processors) computer equipment is being stored.  The data on the hard drives needs to be duplicated whereupon the computers can, perhaps, be donated to a charity and the space can be released.  In addition, there will be accounting, legal and administrative fees incurred to wind down the remaining business operations.   For these items Company management will decide on a suitable reserve.

Independent auditors for the Company will also have to complete an audit, pay taxes and file papers with Delaware.  Finally, there will be a minor amount of legal fees to be paid.  Once the reserve is determined, which should take no more than a week, distributions can begin.

As set forth in the Company’s Certificate of Incorporation, in the event of any voluntary or involuntary liquidation, dissolution or winding up of the Company, wherein the aggregate proceeds exceed the Preferred Liquidation Value, preferred shareholders shall be paid in full according to their liquidation preference.  By way of example, after taking a reserve of a few hundred thousand dollars into account and after paying the preferred shareholders their preference, we are estimating a common shareholder distribution of approximately 8 cents per share.  While we wish it were more, the Company has no choice but to discharge the obligations to the preferred shareholders whose investments and agreements predated the issuance of the common shares to the current shareholders.

Another issue worthy of disclosure is the request by the majority shareholder, Opta Corporation, to receive a loan, in effect an advance, of $5 million once the shareholders approve the dissolution.  That sum represents less than half of Opta’s anticipated distribution.  Moreover, for the week or two that it will take to commence distributions, Opta will pay the highest rate of interest currently being earned by the Company on the investments of its liquid assets.  Thus, neither the Company nor the shareholders can be harmed by the implementation of this very short-term loan.

If you have any questions or need clarification on any matter in connection with the Company’s dissolution, please feel free to email me at seanwang@optaco.com or tomgong@optaco.com

I wish you all good luck in your future endeavors.

Sincerely,

/s/ Sean Wang

President

Correlant Communications, Inc.

1350 Old Bayshore Highway, Suite 740, Burlingame, CA 94010

Tel. (650) 579-3610*Fax (650) 579-3606

NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS

To Be Held on August 5, 2005

To the Shareholders of Correlant Communications, Inc.:

NOTICE IS HEREBY GIVEN that a special meeting (the "Special Meeting") of Shareholders of Correlant Communications, Inc., a Delaware corporation (the "Company"), will be held at 1:00 p.m. local time, on August 5, 2005, at 1350 Old Bayshore Highway, Suite 740, Burlingame, California 94010, for the following purpose:

To consider and take action on a Resolution passed by seven of the nine (two board members did not attend the meeting) newly elected Board members, and in accordance with Delaware Corporations Law Section 275, to vote on the Board’s proposal and recommendation to dissolve the Company, pay its current debts and to distribute the remaining assets to all preferred and common shareholders.

In accordance with the provisions of the Company's By-laws, the Board of Directors has fixed the close of business on June 30, 2005, as the date for determining the shareholders of record entitled to receive notice of, and to vote at, the Special Meeting and any adjournments thereof. A list of stockholders entitled to vote at the Special Meeting will be available for inspection at the offices of the Company and at the Special Meeting.

SHAREHOLDERS ARE URGED TO FILL IN, DATE, SIGN AND PROMPTLY RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING PREPAID ENVELOPE

The enclosed Proxy is solicited by and on behalf of the Board of Directors of the Company.  All shareholders are cordially invited to attend the Special Meeting in person.  Whether you plan to attend or not, please date, sign and return the accompanying proxy in the enclosed return envelope, to which no postage need be affixed if mailed in the United States.  The giving of a proxy will not affect your right to vote in person if you attend the Special Meeting.

                                                                                    By Order of the Board of Directors,

July  21, 2005

                                                            /s/ Thomas H. Gong, Secretary

 Correlant Communications, Inc.

1350 Old Bayshore Highway, Suite 740, Burlingame, CA 94010

Tel. (650) 579-3610*Fax (650) 579-3606

PROXY STATEMENT

July 21, 2005

This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Correlant Communications, Inc. (the "Company") for use at the Company's Special Meeting of Shareholders to be held at 1:00 p.m. local time, on August 5, 2005, at 1350 Old Bayshore Highway, Suite 740, Burlingame, California 94010, and at any adjournment thereof (the "Special Meeting").

All shares represented at the Special Meeting by proxies will be voted provided that such proxies are properly signed and dated.  In cases where a choice is indicated, the shares represented will be voted in accordance with the specifications so made.  In cases where no specifications are made, the shares represented will be voted FOR the decision to dissolve the Company, and at the discretion of the proxy holders on any other matter that may properly come before the meeting or any adjournment thereof.

Any shareholder executing and returning a proxy has the power to revoke such proxy at any time prior to the voting thereof by:  (a) written notice to the Secretary of the Company at the Company's headquarters delivered prior to the commencement of the Special Meeting, (b) providing a signed proxy bearing a later date, or (c) appearing in person and voting at the Special Meeting.

VOTING SECURITIES

Voting rights at the meeting are vested in the holders of the Company's Common Shares, (the "Common Shares"), with each share entitled to one vote and holders of the Series A, B, C, and D preferred shareholders with each preferred shareholder having vote for each full share of common shares into which its respective shares of preferred would be convertible on the record date for the vote. Only holders of record of Common and Preferred Shares at the close of business on June 30, 2005, are entitled to vote at the Special Meeting.  On June 30, 2005, the Company had outstanding 18,809,618 Common Shares and 1,600,000 Series A Preferred Shares, 250,000 Series B Preferred Shares, 470,000 Series C Preferred Shares and 10,000 Series D Preferred Shares. The presence in person or by proxy of the holders of a majority of the shares entitled to vote at any special meeting of shareholders shall constitute a quorum which is necessary for the transaction of business at the Special Meeting.

PROPOSAL 1: DISSOLUTION OF THE COMPANY

At a special meeting of the Board of Directors on July 18, 2005, in which seven of the nine elected board members participated, the Board took into consideration the recommendation of certain shareholders at the Annual Shareholders Meeting that either the company promptly seek a business venture in which to invest and develop or if no appropriate venture could be found, determine whether it is appropriate for the Company to dissolve and distribute its approximately $18 million in liquid assets.  The participating board members received a special report from the Company’s President, Sean Wang, which was to the same effect as the report he submitted to the Shareholders at the Annual Shareholders Meeting.  In essence, the Company, notwithstanding the retaining of several independent business consultants, was unable to find a suitable business venture that had a conservative risk component that the Board would consider for the investment of the Company’s assets.  After due consideration, the Board determined that it be deemed advisable in the Board’s judgment that the Company should be dissolved and passed a resolution to that effect.  The Board, therefore, ordered that a notice of this Special Meeting of Shareholders be mailed to all shareholders for the purpose of taking action at the Special Meeting on the Board’s resolution to dissolve.

As set forth in the Certificate of Incorporation of the Company, in the event of any voluntary or involuntary liquidation, dissolution or winding up of the Company wherein the aggregate proceeds exceed the Preferred Liquidation Value, preferred shareholders shall be paid in full according to their liquidation preference. The following is a summary of the total outstanding shares of preferred shares and their liquidation preference:

	Total # of Shares	Liquidating Value	Preferred
	Outstanding		Liquidation Value
Preferred A	1,600,000	$1.50 per share	$ 2,400,000
Preferred B	250,000	$4.00 per share	$ 1,000,000
Preferred C	500,000	$5.00 per share	$ 2,500,000
Preferred D	10,000	$1000.00 per share	$ 10,000,000
Total	2,360,000		$ 15,900,000

As of June 30, 2005, Correlant had approximately $18 million in cash. After the payment of liquidation preferences, the Company will have about $2 million (minus a reserve to be determined) to be distributed evenly among all (common and preferred) shareholders. Currently the Company has 18,809,618 outstanding common shares. The Company will set aside a reasonable reserve for expenses related to the dissolution.  At some point when it is clear that the remaining funds in reserve are no longer needed, they will be distributed to all shareholders.  It is anticipated that the first distribution to all shareholders, after the preferred shareholders are paid their preferential distribution, will be approximately 8 cents per share.

If the shareholders approve this Resolution, a certificate of dissolution will be executed and filed with the State of Delaware.  Immediately thereafter, the Company will commence a wind down of the remaining business functions.  Since the Company ceased business operations in March of 2004, the only two matters remaining are the payment of an equipment lease and a lease for a Company storage facility.  The Company’s management does not expect any claims against the Company and none are pending.  Therefore, the Company will prepare a schedule of asset distribution in accordance with the Preferred Shareholder Agreements and the Company’s Certificate of Incorporation.  These funds will be distributed as soon as possible with a calculation and presentation of the entire asset distribution. However, it is prudent for the Company to withhold a reserve for the purpose of handling any unanticipated matters that should arise until a suitable time period elapses.  The amount of that reserve has yet to be determined but it is likely to be a few hundred thousand dollars.

In the absence of instructions to the contrary, the proxy holders will vote the shares represented by proxy in favor of the Resolution to dissolve the Company.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSAL THAT THE COMPANY BE DISSOLVED, ITS REMAINING DEBTS DISCHARGED AND ITS ASSETS DISTRIBUTED TO ALL SHAREHOLDERS.  IF YOU CHECK THE LINE THAT STATES CORRELANT BOARD OF DIRECTORS, YOU ARE, IN EFFECT, VOTING FOR THE PROPOSAL.

GENERAL

The Company will pay all of the costs of preparing, assembling and mailing the form of proxy, Proxy Statement and other materials which may be sent to the shareholders in connection with this solicitation, as well as any costs of soliciting proxies in the accompanying form.  Solicitation will be made through the mail, in person, or by telecommunications, by regularly employed officers and other employees of the Company, who will receive no additional compensation for performing such functions.   The Company's Board of Directors does not know of any matters to be presented at the Meeting other than the matters set forth herein.  If any other business should come before the Meeting, the persons named in the enclosed form of Proxy will vote such Proxy as determined by the Board of Directors.

WHILE YOU HAVE THE MATTER IN MIND, PLEASE COMPLETE, SIGN

AND RETURN THE ENCLOSED PROXY CARD

BY ORDER OF THE BOARD OF DIRECTORS

/S/ Thomas H. Gong, Secretary

Correlant Communications, Inc.

1350  Bayshore Highway, Suite 740, Burlingame, CA 94010

Tel. (650) 579-3610*Fax (650) 579-3606

PROXY

CORRELANT COMMUNICATIONS, INC.

PROXY SOLICITED BY THE BOARD OF DIRECTORS

FOR THE SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD AUGUST 5, 2005

The undersigned hereby constitutes and appoints SEAN WANG and THOMAS GONG, and each of them, the true and lawful attorneys and proxies of the undersigned with full power of substitution and appointment, for and in the name, place, and stead of the undersigned, to act for and to vote all of the undersigned's Common Shares of Correlant Communications, Inc. (the "Company") at the Special Meeting of Shareholders (the "Meeting") to be held at 1:00 p.m. local time, on August 5, 2005, at 1350 Old Bayshore Highway, Suite 740, Burlingame, California 94010, and at all adjournments thereof for the following purposes:

To approve the Board of Director’s Resolution and recommendation that the Company be dissolved, that the remaining debts be paid and the Company’s assets be distributed to all shareholders in accordance with the Preferred Shareholder Agreements and the Company’s Certificate of Incorporation.

As set forth in the Certificate of Incorporation of the Company, in the event of any voluntary or involuntary liquidation, dissolution or winding up of the Company wherein the aggregate proceeds exceed the Preferred Liquidation Value, preferred shareholders shall be paid in full according to their liquidation preference. The following is a summary of the total outstanding shares of preferred shares and their liquidation preference:

	Total # of Shares	Liquidating Value	Preferred
	Outstanding		Liquidation Value
Preferred A	1,600,000	$1.50 per share	$ 2,400,000
Preferred B	250,000	$4.00 per share	$ 1,000,000
Preferred C	500,000	$5.00 per share	$ 2,500,000
Preferred D	10,000	$1000.00 per share	$ 10,000,000
Total	2,360,000		$ 15,900,000

As of June 30, 2005, Correlant had approximately $18 million in cash. After the payment of liquidation preferences, the Company will have about $2 million (minus a reserve to be determined) to be distributed evenly among all (common and preferred) shareholders. Currently the Company has 18,809,618 outstanding common shares. The Company will set aside a reasonable reserve for expenses related to the dissolution.  At some point when it is clear that the remaining funds in reserve are no longer needed, they will be distributed to all shareholders.  It is anticipated that the first distribution to all shareholders, after the preferred shareholders are paid their preferential distribution, will be approximately 8 cents per share.

In their discretion, the Proxies are authorized to vote upon such other business as may lawfully come before the Meeting.

The undersigned hereby revokes any proxies as to said shares heretofore given by the undersigned and ratifies and confirms that said attorneys and proxies lawfully may do by virtue hereof.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THEN THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AT THE MEETING FOR THE APPROVAL OF THE BOARD OF DIRECTORS’ RESOLUTION TO DISSOLVE THE COMPANY, PAY THE COMPANY’S DEBTS AND DISTRIBUTE ALL REMAINING ASSETS TO ALL SHAREHOLDERS.

It is understood that this proxy confers discretionary authority in respect to matters not known or determined at the time of the mailing of the Notice of Annual Meeting of Stockholders to the undersigned.  The proxies and attorneys intend to vote the shares represented by this proxy on such matters, if any, as determined by the Board of Directors.

The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Stockholders and the Proxy Statement.

Dated and Signed:

(SIGNATURE)

_

(PRINT NAME)

Date: __________, 2005

_

NUMBER OF COMMON SHARES:

_

NUMBER OF PREFERRED SHARES (AND SERIES IF APPLICABLE):

Signature(s) should agree with the facsimiles thereof on record with the Company.  Executors, administrators, trustee, guardians and attorneys should so indicate when signing.  Attorneys should submit powers of attorney.  This card may be mailed to the Company or faxed to: 650-579-3606.

REVOCABLE PROXY (PREFERRED STOCKHOLDER)

The Stockholder, _______________________ (“Stockholder”), as record owner of ___ shares of Series ___ Preferred Stock (the “Shares”) of Correlant Communications, Inc., a Delaware corporation (the “Company”), hereby revokes any previous proxies and appoints as of _________________, 2005 (the date you sign this revocable proxy), the following individual or entity, with full power of substitution (“Proxyholder”) as the proxy of the Stockholder to attend the Special Meeting of Stockholders of the Company on August 5, 2005, when the shareholders will consider the approval of the Board resolution and recommendation to dissolve the Company, pay its debts and distribute the remaining assets to all shareholders in accordance with the Preferred Stockholder Agreements and the Company’s Certificate of Incorporation, and to represent, vote, execute consents and waivers, and otherwise to act for the Stockholder with respect to all of the Stockholders Series ___ Preferred Shares in the same manner and with the same effect as if the Stockholder were personally present.

This Proxy shall continue with respect to each applicable Share until the earlier of (A) the surrender and cancellation of such Share, (B) transfer of such Share to a third party transferee who is not affiliated with the Stockholder or (C) receipt by the Company of a proper written notice, signed by the Stockholder, revoking this Proxy.

Proxy Appointment is hereby given to (Check Appropriate Line):

____  (If you appoint a proxy, mark left)

____________________________________

Individual or Corporate Appointee

____  (If you approve the liquidation, mark left)

Correlant Board of Directors_____________

Dated:

__________, 2005

Stockholder:

_______________________

                             (Print Name)

______________________________

Duly Authorized Signature

REVOCABLE PROXY (COMMON STOCKHOLDER)

The Stockholder, _______________________ (“Stockholder”), as record owner of ___ shares of Common Stock (the “Shares”) of Correlant Communications, Inc., a Delaware corporation (the “Company”), hereby revokes any previous proxies and appoints as of ____________, 2005, the following individual or entity, with full power of substitution (“Proxyholder”) as the proxy of the Stockholder to attend the Special Meeting of Stockholders of the Company on August 5, 2005, when the shareholders will consider the approval of the Board resolution and recommendation to dissolve the Company, pay its debts and distribute the remaining assets to all shareholders in accordance with the Preferred Stockholder Agreements and the Company’s Certificate of Incorporation, and to represent, vote, execute consents and waivers, and otherwise to act for the Stockholder with respect to all of the Stockholders Common Shares in the same manner and with the same effect as if the Stockholder were personally present.

This Proxy shall continue with respect to each applicable Share until the earlier of (A) the surrender and cancellation of such Share, (B) transfer of such Share to a third party transferee who is not affiliated with the Stockholder or (C) receipt by the Company of a proper written notice, signed by the Stockholder, revoking this Proxy.

Proxy Appointment is hereby given to (Check Appropriate Line):

____  (If you appoint a proxy, mark left)

____________________________________

Individual or Corporate Appointee

____  (If you approve the liquidation, mark left)

Correlant Board of Directors_____________

Dated:

______________, 2005

Stockholder:

______________________________

              (Print Name)

______________________________

Duly Authorized Signature

Exhibits